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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Mackinac Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 130 South Cedar Street
Manistique, Michigan 49854

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 29, 2013

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mackinac Financial Corporation (the "Corporation"), a Michigan corporation, will be held on Wednesday, May 29, 2013, at 11:00 a.m. EDT, at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, for the following purposes:

    1.
    To elect three (3) Directors, each to hold office for a three-year term;

    2.
    To approve the compensation of our named executive officers as disclosed in the accompanying proxy statement (this is a non-binding, advisory vote) ("Say-on-Pay");

    3.
    To approve a non-binding resolution to determine whether shareholders should vote on Say-on-Pay proposals every one, two, or three years ("Say-on-Frequency");

    4.
    To ratify the appointment of Plante Moran, PLLC as independent auditors for the year ending December 31, 2013, and;

    5.
    To transact such other business as may properly come before the annual meeting or any adjournment thereof, all in accordance with the accompanying proxy statement.

                The Board of Directors of the Corporation recommends a vote for proposals 1 and 2, for an annual vote with respect to proposal 3 and for the ratification of proposal 4.

                The Board of Directors has fixed April 22, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment of the meeting.

                We call your attention to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting. Please read it carefully.

                If you have questions or comments, please direct them to Mackinac Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854, Attention: Paul D. Tobias. Please also contact Paul D. Tobias if you would like directions to the annual meeting.

By order of the Board of Directors /s/ Paul D. Tobias Paul D. Tobias Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 29, 2013: The Proxy Statement, Form 10-K for the year ended December 31, 2012 and the 2012 Annual Report to Shareholders are available at www.bankmbank.com.

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.

Dated: April 30, 2013

130 South Cedar Street
Manistique, Michigan 49854

April 30, 2013

PROXY STATEMENT

              This proxy statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Mackinac Financial Corporation (the "Corporation"), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, May 29, 2013, at 11:00 a.m. EDT, at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, for the purposes set forth in the accompanying notice and in this proxy statement.

              This proxy statement is being mailed on or about April 30, 2013, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on April 22, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. As of the record date, there were 5,559,859 shares of common stock outstanding. Each outstanding share will entitle the holder to one vote on each matter presented for vote at the meeting.

              If a proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the proxy will be voted on each matter that properly arises at the meeting and any adjournment of the meeting. If a shareholder specifies a choice as to a particular matter, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all of the nominees named in the proxy statement, for the Say-on-Pay proposal, for an annual vote with respect to the Say-on-Frequency proposal, for ratification of the independent auditors, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting.

              Brokers do not have discretion to cast votes in the election of directors with respect to any shares held in street name for which they have not received voting directions from the beneficial owners. Therefore, if you hold your shares in street name, you must vote your proxy if you wish your shares to be voted in the election of directors, as well as with respect to the approval of the compensation of our executives. A proxy may be revoked before exercise by notifying the Chief Executive Officer of the Corporation in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

Quorum, Required Vote, and Related Matters

              Quorum.    A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

              "Street Name" Accounts.    If you hold shares in "street name" with a broker, bank, or other custodian, you will receive voting instructions from the holder of record of your shares. In some cases, a broker may be able to vote your shares even if you provide no instructions. But on other matters (such as the election of directors and approval of executive compensation) your broker may vote the shares held for you only if you provide voting instruction. Shares for which a broker does not have the authority to vote are recorded as a "broker non-vote" and are not counted in the vote by shareholders.

              If you hold your shares in street name through a broker, bank, or other nominee, it is critical that you cast your vote if you want it to count in the election of our director nominees, for the approval of the Say-on-Pay proposal, or in the Say-on-Frequency proposal.    In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker, bank, or other nominee was allowed to vote those shares on your behalf as they felt appropriate. However, new regulations now prohibit your broker, bank, or other nominee from voting uninstructed shares on a discretionary basis on proposals one, two or three at the annual meeting. Thus, if you hold your shares in street name and you do not instruct your broker how to vote at the meeting, no votes will be cast on your behalf for proposals one, two or three. Further, if you abstain from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal (or for the frequency of one, two, or three years for the Say-on-Frequency proposal).

              Proposal No. 1 – Election of Directors.    Directors are elected by a plurality of the votes cast by the shares entitled to vote. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors. You may vote in favor of the nominees specified on the accompanying form of proxy or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

              Proposal No. 2 – Say-on-Pay.    With respect to proposal no. 2, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceed the number of shares of common stock voted against the matter. This vote is advisory and will not be binding upon our board of directors. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted "FOR" the approval of the compensation of the Corporation"s named executive officers. We will not count abstentions, broker non-votes or the failure to return a signed proxy as either for or against this proposal, so abstentions, broker non-votes and the failure to return a signed proxy will not affect the approval of the non-binding resolution to approve the compensation of the Corporation"s named executive officers.

              Proposal No. 3 – Say-on-Frequency.    With respect to proposal no. 3, the frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years, or every year) will be the frequency that our shareholders recommend. You may vote for a frequency of one, two or three years, or you may abstain from voting on this proposal. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted for a frequency of every year. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the votes on this matter.

              Proposal No. 4 – Ratification of Independent Auditors.    The appointment of Plante Moran, PLLC as independent auditors will be ratified if more shares are voted for the ratification than are voted against the ratification. Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the ratification.

 PROPOSAL 1: ELECTION OF DIRECTORS

              The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of five (5) and a maximum of sixteen (16) members. The Board of Directors has fixed the number of Directors at nine (9). The Articles of Incorporation of the Corporation and the Bylaws also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered three-year terms of office. See "Information about Directors and Nominees–Director Information" below. Three persons have been nominated for election to the Board, each to serve a three-year term expiring at the 2015 annual meeting of shareholders.

Term Expiring in 2013	Term Expiring in 2014	Term Expiring in 2015
Robert E. Mahaney	Dennis B. Bittner	Walter J. Aspatore
Paul D. Tobias	Joseph D. Garea	Robert H. Orley
David R. Steinhardt	Kelly W. George	Randolph C. Paschke
L. Brooks Patterson

              Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for Messrs. Mahaney, Tobias and Steinhardt, the nominees named below. Messrs. Mahaney, Tobias and Steinhardt are currently Directors of the Corporation, and its subsidiary, mBank (the "Bank"), and are the members of the class of Directors of the Corporation whose terms expire at the 2013 annual meeting. In the event that any of the nominees become unavailable, which is not anticipated, the Board of Directors at its discretion, may reduce the number of Directors or designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF THE THREE DIRECTOR NOMINEES

Information about Directors and Nominees

Director Information

              The following information has been furnished to the Corporation by the respective Directors. Each of them has been engaged in the occupations stated below during the periods indicated, or if no period is indicated, for more than five years.

Nominees Standing for Election			Director of Corporation
Robert E. Mahaney	54	President and Owner, Veridea Group, LLC (A commercial and residential real estate development company). Mr. Mahaney's qualifications to serve on the Board include his many business ventures and previous financial services experience, coupled with his academic background, professional designations and community involvement.	2001
Paul D. Tobias	62	Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank from December 2004 to present. Mr. Tobias' qualifications as a director included his experience as a banking and financial services executive, along with his knowledge of the Corporation as Chief Executive Officer.	2007

David R. Steinhardt	44	Founder and President, KCPS & Company Ltd. And Founder/Managing Partner, Wooster Capital Management, LP. From 1996-2003, Managing Director and Head of Research at Centurion Investment Group, LP. Mr. Steinhardt's qualifications as a Director include his many years of experience in the financial industry and his academic background.	2012
Whose Terms Expire in 2014
Dennis B. Bittner	63	Owner and President, Bittner Engineering, Inc. (A professional services company providing planning, development and consultation related services on civil, environmental and architectural engineering projects.) Mr. Bittner's qualifications as a Director include the management/ownership of an engineering company, his many years of business related consultation to a broad array of public and private companies along with his prior career experience as an engineer with State and Federal Agencies.	2001
Joseph D. Garea	58	Investment Advisor, Managing Director Hancock Securities and related companies. (Provides investment portfolio management services to banks, thrift institutions and other institutional clients.) Mr. Garea's qualifications as a Director include his historical employment within the financial service industry, his current service as a member of the BOD of three banks, with a variety of committee responsibilities including the chairmanship of audit and compensation, along with his other current advisory services to numerous public and private financial service organizations.	2007
Kelly W. George	45	President and Chief Executive Officer of the Bank and President of the Corporation. Mr. George's qualifications to serve as a Director include his employment within the financial services industry for over twenty years with employment as a regulator for the Federal Reserve system, along with lending experience, prior to joining this Corporation.	2006
L. Brooks Patterson	73	County Executive, Oakland County, Michigan. Mr. Patterson's qualifications to serve as a Director include his many years of service as the County Executive of Oakland County and his academic background, along with a distinguished career as a prosecuting attorney.	2006
Whose Terms Expire in 2015	Age	Principal Occupation	Since
Walter J. Aspatore (currently designated as "Lead Director")	70	Chairman, Methode Electronics Corp. (Developer of customer-engineered and application-specific products and solutions using the latest technologies). Mr. Aspatore's qualifications to serve on the Board encompass a broad financial background which spans across several decades as CEO and board member in a wide variety of national and international publicly held companies.	2004
Robert H. Orley	57	Real Estate Developer, Founding Partner, O2 Investments, LLC. (Real estate and corporate development and management.) Mr. Orley's qualifications as director include a background in real estate management and corporate developments, along with his academic background.	2004
Randolph C. Paschke	63	Director of External Relations and Community Engagement, School of Business Administration at Wayne State University. From August 2002 to 2012 – Chair, Department of Accounting and Interim Chair of The Department of Finance (2009-2010) in the School of Business Administration at Wayne State University. Mr. Paschke's qualifications as a Director include 32 years in an international accounting firm, 20 years as a partner with 16 years as a practice managing partner, a licensed CPA since 1972, along with his service as chair of the accounting department at Wayne State University.	2004

              The Corporation believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Corporation's operations and interests. In addition to considering a candidates' background and accomplishments, candidates are reviewed to maintain the current majority of Directors which qualify as "independent" under the rules of the Nasdaq Stock Market, LLC ("Nasdaq").

              The Corporation's Board has considered the independence of the nominees for election at the annual meeting, and the continuing Directors under the rules of The Nasdaq Stock Market LLC. The Board has determined that all of the nominees and continuing Directors are independent under Nasdaq rules except Mr. Tobias, Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank, and Mr. George, President of the Corporation and President and Chief Executive Officer of the Bank. Messrs. Tobias and George are not independent because of their services as Executive Officers of the Corporation and the Bank.

 PROPOSAL NO. 2: NON-BINDING, ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

              The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our shareholders to vote to approve, on a non-binding basis, the compensation of the Corporation's named executive officers. Accordingly, we are asking you to approve the compensation of the Corporation's named executive officers as described under "Compensation of Directors and Executive Officers" and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

              The company seeks to align the interests of our named executive officers with the interests of our shareholders. Therefore, our compensation programs are designed to reward our named executive officers for the achievement of strategic and operational goals and the achievement of increased shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We believe that our compensation policies and procedures are competitive and focused on performance and are aligned with the long-term interest of our shareholders.

              The proposal described below, commonly known as a "Say-on-Pay" proposal, gives you as a shareholder the opportunity to express your views regarding the compensation of the named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Corporation, the board of directors, or the human resources/compensation committee. However, the Corporation, the Board of Directors, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (the "SEC").

              The board of directors believes our compensation policies and procedures achieve this objective, and therefore recommend shareholders vote "FOR" the proposal through the following resolution:

                  "RESOLVED, that the compensation paid to the Corporation's named executive officers, as disclosed in the Corporation's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED."

              If a quorum is present, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceed the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL

 PROPOSAL NO. 3: ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF APPROVAL OF
THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

              The Dodd-Frank Act requires that the Corporation provide shareholders with the opportunity to vote, at least once every six years, on a non-binding, advisory basis, for their preference as to how frequently the Corporation should conduct an advisory Say-on-Pay vote. Shareholders may indicate whether they would prefer that the Corporation conduct future Say-on-Pay votes every year, every two years, or every three years. Shareholders also may abstain from casting a vote on this proposal.

              The Board of Directors has determined that a Say-on-Pay vote that occurs once every year is the most appropriate alternative for the Corporation and, therefore, the Board of Directors recommends that you vote in favor of conducting a Say-on-Pay vote every year. The Board of Directors supports an annual advisory approval because we believe that this will provide our shareholders with the most consistent and clear communication channel for shareholder concerns about the compensation of the named executive officers.

              This vote is advisory, which means that it is not binding on the Corporation, the Board of Directors, or the Compensation Committee. The Corporation recognizes that the shareholders may have different views as to the best approach and looks forward to hearing from the shareholders as to their preferences on the frequency of the Say-on-Pay vote. The Board of Directors and the Compensation Committee will carefully review the outcome of the Say-on-Frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Corporation's and the shareholders' long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our shareholders.

              The proxy card provides shareholders with the opportunity to choose among four options (holding the Say-on-Pay vote every year, every two years, or every three years, or abstain from voting). Shareholders are not being asked to approve or disapprove the recommendation of the Board of Directors. If a quorum is present, the frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years, or every year) will be the frequency that our shareholders recommend. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the votes on this matter.

YOUR BOARD OF DIRECTORS UNANIMOULY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR AN ANNUAL "SAY-ON-FREQUENCY"

 PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

              The Audit Committee has selected Plante & Moran, PLLC ("Plante"), as independent auditors for the Corporation, for the fiscal year ending December 31, 2013. The services provided to us and our subsidiaries by Plante for 2012 and 2011 are described below, under the caption "Relationship with Independent Certified Public Accountants."

              We are asking shareholders to ratify the selection of Plante as our independent auditors. Although ratification is not legally required, the Board is submitting the selection of Plante to our shareholders for ratification as a matter of good corporate governance. Representatives of Plante are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

              The affirmative vote of the holders of the majority of the shares represented in person or by proxy and entitled to vote on this item will be required for approval. Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the ratification.

              If our shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Corporation and our shareholders.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL

 EXECUTIVE OFFICERS

              The Executive Officers of the Corporation serve at the pleasure of the Board of Directors. Set forth below are the current Executive Officers of the Corporation and a brief explanation of their principal employment during at least the last five years. Additional information concerning employment agreements of Executive Officers of the Corporation is included elsewhere in this proxy statement under the heading "Executive Compensation."

              Paul D. Tobias – Age 62 – Chairman of the Board and Chief Executive Officer of the Corporation and Chairman of the Board of the Bank. Mr. Tobias was appointed to his present positions with the Corporation and the Bank in November 2006.

              Kelly W. George – Age 45 – President of the Corporation and President and Chief Executive Officer of the Bank. Mr. George was appointed as President of the Corporation and as Chief Executive Officer of the Bank in November 2006.

              Ernie R. Krueger – Age 63 – Executive Vice President and Chief Financial Officer of the Corporation and the Bank. Mr. Krueger was appointed to his current positions in October 2006.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

              In 2012, each director attended more than 75% of the total number of meetings of the board and the committees on which they served. In addition, all board members are expected to attend the annual meeting of shareholders, and all attended the 2012 Annual Meeting Shareholders. Current board and committee membership are shown in the table below.

Name	MFNC Board	mBank Board	Nominating*	Compensation*	Audit*
Mr. Aspatore	Lead Director	Lead Director	Member	Member	Chairman
Mr. Bittner	Member	Member		Member	Member
Mr. Garea	Member	Member	Member	Member
Mr. George	Member	Member
Mr. Mahaney	Member	Member
Mr. Orley	Member	Member		Member
Mr. Patterson	Member	Member	Chairman	Member
Mr. Paschke	Member	Member	Member	Member	Member
Mr. Steinhardt	Member	Member		Chairman
Mr. Tobias	Chairman	Chairman

*
During calendar year 2012, Mr. Garea chaired the Compensation Committee, Mr. Aspatore chaired the Nominating Committee and Mr. Paschke chaired the Audit Committee.

Audit Committee

              The Audit Committee is a separately-designated standing Committee of the Board of Directors established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee has responsibility for, among other things:

  •
  Appointing or replacing the Corporation's independent auditors;

  •
  Overseeing the work of the independent auditors (including resolution of any disagreements between management and the auditors regarding financial reporting);

  •
  Reviewing the independent auditors' performance, qualifications and independence;

  •
  Approving all auditing and permitted non-auditing services to be performed by the independent auditors with limited exceptions;

  •
  Reviewing the Corporation's financial statements, internal audit function and system of internal controls;

  •
  Overseeing compliance by the Corporation with legal and regulatory requirements and with the Corporation's Code of Business Conduct and Ethics; and

  •
  Producing the report required by federal securities regulations for inclusion in the Corporation's Proxy Statement.

              The Board of Directors has adopted a charter for the Audit Committee, a copy of which is available on the Corporation's website at www.bankmbank.com.

              The current members of the Audit Committee are Messrs. Aspatore (chairman), Bittner and Patterson, all of whom are considered independent, as independence for audit committee members is defined in applicable SEC and Nasdaq rules. The Board has determined that Mr. Aspatore is an "audit committee financial expert" as that term is defined by the SEC. The Audit Committee held seven meetings in 2012.

Nominating Committee

              The Nominating Committee is responsible for, among other things:

  •
  Identifying new candidates who are qualified to serve as Directors of the Corporation;

  •
  Recommending to the Board of Directors the candidates for election to the Board and for appointment to the Board's Committees; and

  •
  Considering any nominations for Director submitted by shareholders.

              The current members of the Nominating Committee are Messrs. Patterson (chairman), Aspatore, Garea and Paschke. All members are considered independent under the applicable Nasdaq rules. The Nominating Committee held one meeting in 2012.

              The Board of Directors has adopted a charter for the Nominating Committee, a copy of which is available on the Corporation's website at www.bankmbank.com. In the past, the committee has identified potential nominees through recommendations made by executive officers and non-management directors and has evaluated them based on their resumes and through references and personal interviews. The Corporation has not paid any third party fee to assist in the process of identifying or evaluating director nominees. No shareholder, other than an officer or director, has ever submitted a suggestion for a nominee, but if the committee were to receive such a suggestion, it expects it would evaluate that nominee in substantially the same manner.

              The Corporation does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Nominating Committee strives to nominate Directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Corporation's businesses.

              The Nominating Committee will consider candidates nominated by shareholders in accordance with the procedures set forth in the Corporation's Bylaws and Articles of Incorporation and in the Nominating Committee's charter. Under the Corporation's Bylaws and Articles of Incorporation, nominations other than those made by the Board of Directors or the Nominating Committee must be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for election to the Board at the annual meeting of shareholders, together with the written consent of such person to serve as a Director, must be received by the Secretary of the Corporation not less than 60 nor more than 90 days prior to the first anniversary date of the annual meeting of shareholders in the immediately preceding year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.

              With respect to each person proposed to be nominated as a director, the Nominating Committee must be provided with the following information: (i) the name, address (business and residence), date of birth, principal occupation or employment of such person (present and for the past five (5) years); (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Exchange Act); and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of Directors pursuant to Section 14(a) of the Exchange Act. The Nominating Committee may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a Director of the Corporation. No person is eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in the Bylaws and Articles of Incorporation.

Compensation Committee

              The current Compensation Committee of the Board of Directors is comprised of Messrs. Steinhardt (chairman), Aspatore, Bittner, Garea, Orley and Patterson, each of whom is considered independent under the Nasdaq rules defining independence. The Compensation Committee held three meetings in 2012. The Compensation Committee's primary functions are to: review and recommend to the Board all persons to be elected as Chairman, Chief Executive Officer, President, Chief Financial Officer and other executive positions; review all material performance criteria used in evaluating Executive Officers of the Corporation, including their compensation; and review and approve the annual base salary level, annual incentive opportunity level, the long-term incentive opportunity level, employment and other agreements, and other benefits of the Executive Officers. The primary responsibilities of the Compensation Committee are to ensure that the compensation available to the Board of Directors and officers of the Corporation:

  •
  Enables the Corporation to attract and retain high quality leadership;

  •
  Provides competitive compensation opportunities;

  •
  Supports the Corporation's overall business strategy; and

  •
  Maximizes shareholder value.

              In 2012, the Compensation Committee reviewed earnings information relative to the historical compensation of executive management and comparative information prepared both internally and from external providers. The totality of the information reviewed by the Compensation Committee was considered when establishing current executive salary levels, and similar analysis will be considered when reviewing and establishing future salaries and long term incentives.

              The Corporation's compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level or risk associated with the Corporation's business model. For this purpose, the Committee considered the Corporation's growth and return performance, volatility and leverage, and the time horizon of the Corporation's investments; and compared them to the performance metrics, leverage, and time horizon of the Corporation's compensation policies and practices. We also evaluated management's compensation in light of other specific risk parameters such as credit, liquidity and interest rate risk. Based on this assessment, the Corporation concluded that it has a balanced pay and performance program that does not promote excessive risk taking.

              The Compensation Committee charter is available on the Corporation's website at www.bankmbank.com. The Committee reviews management recommendations for contracts and compensation levels of all senior executive officers. The Committee considers these recommendations in reference to relative compensation levels of like-size financial institutions.

Attendance of Directors; Family Relationships

              The Board of Directors held a total of nine meetings during 2012. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served in 2012. There are no family relationships between or among any of the Directors, nominees, or Executive Officers of the Corporation.

Communication with Directors; Attendance at Annual Meetings; Code of Ethics

              The Corporation's Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any one or more of the individual Directors by mail, c/o Corporate Secretary, Mackinac Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854. All communications will be compiled by the Corporation's Corporate Secretary and submitted to the Board or the individual Directors on a regular basis unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Corporation's business, or communications that relate to improper or irrelevant topics.

              It is the Corporation's policy that all of the Directors and nominees for election as Directors at the annual meeting attend the annual meeting except in cases of extraordinary circumstances. All of the nominees for election at the 2012 annual meeting of shareholders and all other Directors attended the 2012 annual meeting of shareholders. The Corporation expects all nominees and Directors to attend the 2013 annual meeting.

              The Corporation has a business conduct and code of ethics policy for all employees, officers and directors of the Corporation and its subsidiaries. Among other things, the business conduct and code of ethics policy includes provisions regarding ethical conduct, compliance with law, conflicts of interest, insider trading and certain investment and other opportunities, competition and fair dealing, discrimination and harassment, record keeping of personal transactions, accounting matters, confidentiality, and reporting of violations. The Corporation has posted copies of its business conduct and code of ethics policy on its corporate website, at www.bankmbank.com, under the link "Corporate Governance." If further matters are documented, or if those documents (including the business conduct and code of ethics policy) are changed, waivers from the business conduct and code of ethics policy are granted, or new procedures are adopted, those new documents, changes and/or waivers will be disclosed on the corporate website at the internet address above, in a press release or on a Current Report on Form 8-K.

Board Leadership Structure

              The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Corporation to make that determination based on the position and direction of the Corporation and the membership of the Board. The Board has determined that having an independent director serve as "Lead" Director is in the best interest of the Corporation's shareholders at this time. This structure ensures a greater role for the independent Directors in the oversight of the Corporation and active participation of the independent Directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the Corporation's day-to-day operations.

Board's Role in Risk Oversight

              The Corporation faces a variety of risks, including credit risk, liquidity risk, and operational risk. The Board has implemented a risk management system that is intended to (1) timely identify the material risks that the Corporation faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee, (3) implement appropriate and responsive risk management strategies consistent with Corporation's risk profile, and (4) integrate risk management into Corporation decision-making.

Compensation of Directors and Executive Officers

TARP/CPP Exit

              On April 24, 2009, we sold $11 million of preferred stock and warrants to the U.S. Treasury under the Capital Purchase Program ("CPP") of the Troubled Asset Relief Program ("TARP"). Participants in CPP are subject to a number of limitations and restrictions on executive compensation, including certain provisions of the American Recovery and Reinvestment Act of 2009 ("ARRA").

              On August 29, 2012, the Corporation exited the TARP/CPP program through the U.S. Treasury sponsored auction. Through detailed analysis and information provided to the Board of Directors, on December 19, 2012, the Corporation entered into a letter agreement with the U.S. Treasury pursuant to which the Corporation repurchased the warrant previously issued to U.S. Treasury in connection with the CPP program for $1,300,000, in cash. As a result of the repurchase, the warrant is no longer issued or outstanding and the Corporation's participation in the TARP CPP is completed. The TARP Preferred Stock was purchased by private investors.

              With our participation in the CPP ending on August 29, 2012, the Compensation Committee has reviewed the required compensation standards, and will continue to assess any changes deemed necessary to our compensation practices.

              The Corporation completed all required regulatory and Office of Financial Stability reporting through August 29, 2012 and filed its final CPP certification reports to both the Office of Financial Stability at the U.S. Treasury and the Federal Reserve, who is our primary regulator.

 Compensation Consultant Disclosure

              The Corporation's Compensation Committee has engaged an independent consulting firm to review Executive and Board of Director compensation, review the Corporation's annual Proxy statement, assess the overall compliance with CPP restrictions, assist with the risk reviews, and provide general consulting advice to the Committee over the course of the year.

              The Compensation Committee approved engaging Meyer-Chatfield as the Committee's consultant for 2012. The engagement for 2012 included a review of our annual proxy statement and a review of the semi-annual risk review. Meyer-Chatfield is an independent third-party consulting firm that is focused on the banking marketplace.

Compensation Program Details

              The foregoing discussion provides background and context for the information that follows regarding our existing compensation programs to those persons who served as our named executive officers during 2012 and to assist in understanding the information in the executive compensation tables included later in our proxy statement. Named executive officers are determined using current year compensation for the year being disclosed.

              The 2012 named executive officers, based on their 2012 compensation were subject to the CPP restrictions that have been described in previous proxy statements for the period of time that the Corporation was a CPP participant. Because we were no longer a CPP participant as of August 29, 2012, the compensation restrictions have been lifted for the period that we were not a CPP participant. Therefore, the 2012 named executive officers could receive incentive compensation for the period after we exited the CPP program.

 Executive Compensation

Summary Compensation Table

              The following table shows the compensation earned by our chief executive officer and president, our chief financial officer, and the most highly compensated other executive officer (collectively, the "named executive officers") for the years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Paul D. Tobias	2012	267,000	40,000	197,750	19,976	524,726
Chairman and Chief Executive	2011	240,000	27,000	—	20,500	287,500
Officer of the Corporation Chairman
of the Bank
Kelly W. George	2012	272,000	55,000	170,068	25,705	522,773
President of the Corporation	2011	250,000	—	—	23,391	273,391
President and Chief Executive Officer
of the Bank
Ernie R. Krueger	2012	194,500	25,000	142,380	18,027	379,907
Executive Vice President and	2011	185,000	20,000	—	15,464	220,464
Chief Financial Officer of the
Corporation and the Bank

(1)
The amounts reported in this column for 2012 represent a discretionary bonus that was paid to each named executive officer pursuant to the terms of the Employment Agreements described below.
(2)
The amounts reported represent the aggregate grant date fair value (excluding the effect of estimated forfeitures) calculated in accordance with FASB ASC Topic 718. Awards in the Stock Awards column relate to relate time-based restricted stock awards granted on August 9, 2012 under the Mackinac Financial Corporation 2012 Incentive Compensation Plan.
(3)
Amounts in this column for 2012 include the value of the following benefits or perquisites: (i) for Mr. Tobias, health and disability insurance premiums and life insurance premiums of $19,976; (ii) for Mr. George, 401(k) employer match contributions of $10,000 and health and disability insurance premiums and life insurance premiums of $15,705; and (iii) for Mr. Krueger, employer match contributions of $8,660 and health and disability insurance premiums and life insurance premiums of $9,367.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

              On August 10, 2012, the Corporation entered into employment agreements with each of the following named executive officers (i) Paul D. Tobias, the Company's Chairman of the Board and Chief Executive Officer and the Chairman of the Board of mBank, the Company's subsidiary bank (the "Bank"), (ii) Kelly W. George, the Company's President and the Bank's President and Chief Executive Officer and (iii) Ernie R. Krueger, the Executive Vice President and Chief Financial Officer of the Bank and the Company (each, an "Employment Agreement" and collectively, the "Employment Agreements").

              Each of the Employment Agreements have an initial term (the "Initial Term") of three (3) years beginning on August 10, 2012 (the "Commencement Date"), and automatically renew at the end of the Initial Term provided that the applicable executive notifies the Board of the Company of such renewal at least one hundred eighty (180) days prior (the "Renewal Date") to the expiration of the Initial Term or any renewal term and the Board does not notify the applicable executive of its intention not to renew the agreement on or prior to the Renewal Date. In the event of a change of control of the Company, the Commencement Date of each Employment Agreement automatically resets as of the date of the change of control, resulting in an initial term of three (3) years from the date of such change of control. Each Employment Agreement supersedes the prior employment agreement between the Company and the applicable executive in its entirety. c

              The Employment Agreements entitle the applicable executives to, among other benefits, the following compensation:

  •
  Mr. Tobias will receive a base salary of at least $267,000, which will be reviewed annually by the Compensation Committee. Mr. Tobias shall also be eligible for an annual cash bonus, as determined by the Compensation Committee, and shall be eligible to participate in the Company's long term incentive plan (the "Plan"). In addition, in the event Mr. Tobias' employment is terminated within two (2) years of a change of control of the Company (or six (6) months prior to such change of control in anticipation of such change of control) for any reason other than for cause, Mr. Tobias will be entitled to a lump sum payment of 2.99 times his annual base salary as of such termination.

  •
  Mr. George will receive a base salary of at least $272,000, which will be reviewed annually by the Compensation Committee. Mr. George shall also be eligible for an annual cash bonus, as determined by the Compensation Committee, and shall be eligible to participate in the Plan. In addition, in the event Mr. George's employment is terminated within two (2) years of a change of control of the Company (or six (6) months prior to such change of control in anticipation of such change of control) for any reason other than for cause, Mr. George will be entitled to a lump sum payment of 2.99 times his annual base salary as of such termination.

  •
  Mr. Krueger will receive a base salary of at least $194,500, which will be reviewed annually by the Compensation Committee. Mr. Krueger shall also be eligible for an annual cash bonus, as determined by the Compensation Committee, and shall be eligible to participate in the Plan. In addition, in the event Mr. Krueger's employment is terminated within two (2) years of a change of control of the Company (or six (6) months prior to such change of control in anticipation of such change of control) for any reason other than for cause, Mr. Krueger will be entitled to a lump sum payment of 2.0 times his annual base salary as of such termination.

              Each employment agreement contains provisions relating to non-solicitation of customers and personnel and non-competition during the term of employment and the two years thereafter, as well as a provision relating to the protection of confidential information.

Equity Awards Granted to our Named Executive Officers

              On August 31, 2012, the Board granted restricted stock awards to Messrs. Tobias, George and Krueger under the Mackinac Financial Corporation 2012 Incentive Compensation Plan (the "2012 Restricted Stock Awards"). The 2012 Restricted Stock Awards were granted in exchange for each executive officer agreeing to forfeit certain outstanding options previously granted to them under the North Country

Financial Corporation 2000 Incentive Compensation Plan. The table below describes the options that each named executive officer forfeited in 2012:

Name	Grant Date	Number of Shares Underlying Option	Option Exercise Price ($)	Option Expiration Date
Paul D. Tobias	12/15/2004	40,000	9.75	12/15/2014
Kelly W. George	06/10/2005	20,000	12.00	06/10/2015
	12/15/2006	15,000	10.65	12/15/2016
Ernie R. Krueger	06/10/2005	10,000	12.00	06/10/2015
	12/15/2006	10,000	10.65	12/15/2016

              The 2012 Restricted Stock Awards will vest in four equal installments on the each of the first 4 anniversaries of the grant date (or August 31st) so that such awards shall be fully vested on August 31, 2016, subject to each named executive officer's continued employment. The 2012 Restricted Stock Awards will also fully vest upon a named executive officer's termination due to death or disability or upon a change in control of the Corporation. If the named executive officer retires, his award shall continue to vest as if his employment with the Corporation continued, provided that if he ceases to be retired than any unvested shares shall be immediately forfeited.

2012 Outstanding Equity Awards at Fiscal Year-End Table

              The following table provides information on the holdings of options to purchase common shares by the named executive officers as of December 31, 2012.

						Stock Awards
		Option Awards
							Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Name	Grant Date(3)	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)
Paul D. Tobias	12/15/2004	70,502	39,503	9.75	12/15/2014	—	—
	08/31/2012	—	—	—	—	25,000	176,750
Kelly W. George	08/31/2012	—	—	—	—	21,500	148,470
Ernie R. Krueger	08/31/2012	—	—	—	—	18,000	127,260

(1)
Based upon the closing price of the Shares on Nasdaq on December 31, 2012.
(2)
The restricted stock shall vest in four equal installments on the first through fourth anniversaries of the grant date.
(3)
Mr. Tobias was granted 150,005 options on December 15, 2004. The option vests as follows: 47% of the option vested upon the Corporation's common stock attaining a price equal to or greater than 115% of the stock option exercise price, which it did on December 16, 2004; the remaining 53% was to vest within two years from the December 15, 2004 grant date if the market value of the Corporation's common stock increases to an amount equal to or greater than 145% of the stock option exercise price. This market value condition has not yet been met; therefore, only 47% of the original options are currently vested. In August 2012, Mr. Tobias surrendered 40,000 unvested option shares. The remaining 39,503 unvested options may still vest if, within the ten-year life of the option, certain events occur, including but not limited to the death of the executive or a change in control of the Corporation.

Retirement Plan

              The Corporation sponsors the Mackinac Financial Corporation 401(k) Plan (the "Plan"). All regular and full-time employees are eligible to enroll in the Plan after their 90 day introductory period has been met. Employees who have completed 1,000 hours of service and are 18 years of age or older during the plan year may participate in this plan. If an employee completes at least 1,000 hours of service during any plan year (January 1 – December 1) and is employed by the Corporation on the last day of the Plan year, the Corporation may, in its sole discretion, make a matching contribution on their behalf. The Plan permits the Corporation, through action of the Board of Directors to specify the range, rate and level of and to make discretionary contributions to the Plan for allocation to eligible participants. For the 2012 plan year, the Corporation made a discretionary contribution that matched 100% of the first 4% of eligible employee contributions. All contributions to the Plan are subject to both individual and total participant contribution limits as established by the IRS.

Severance and Change in Control Benefits

              Other than the Employment Agreements and the acceleration of equity vesting upon certain qualifying terminations described above, the Corporation does not provide for any severance or change in control benefits.

Director Compensation

2012 Director Compensation Table

              The table below summarizes the compensation paid by the Corporation to non-employee directors for the fiscal year ended December 31, 2012.

Name	Total Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total
Walter J. Aspatore	40,250	79,100	157,350
Dennis B. Bittner	34,500	79,100	113,600
Joseph D. Garea	31,000	79,100	110,100
Robert E. Mahaney	26,750	79,100	105,850
Robert H. Orley	26,750	79,100	105,850
Randolph C. Paschke	31,000	79,100	110,100
L. Brooks Patterson	27,750	79,100	106,850
David R. Steinhardt	11,667	—	11,667

(1)
The amounts reported represent the aggregate grant date fair value (excluding the effect of estimated forfeitures) calculated in accordance with FASB ASC Topic 718. Awards in the Stock Awards column relate to relate time-based restricted stock awards granted on August 9, 2012 under the Mackinac Financial Corporation 2012 Incentive Compensation Plan.
(2)
As of December 31, 2012, each non-employee director, with the exception of Mr. Steinhardt had 10,000 shares of restricted stock outstanding.

2012 Non-Employee Director Annual Cash Retainer and Meeting Fees

              In 2012, each non-employee director received an annual retainer of $25,000. In addition, the Lead Director of the Board and each committee chairman received an additional annual retainer of $3,000. See "—Board of Directors Meetings and Committees" for identification of the Lead Director and each committee chair. Finally, on August 9, 2012, each non-employee director was granted an award of 10,000 shares of restricted stock, to vest ratably over 4 years on each of the first 4 anniversaries of the grant date. Our employee directors (which included Messrs. Tobias and George in 2011) did not receive compensation for their service on the Board of Directors.

              For 2013, non-employee directors will be paid an annual fee of $25,000. In addition to the annual fee, the lead director and those directors who chair board committees will be paid an additional $3,000 and board committee members will receive $250 per meeting attended.

 AUDIT COMMITTEE REPORT

              The Audit Committee has reviewed and discussed the Corporation's audited financial statements with management.

              In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence and information required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee has also considered whether the provision of any non-audit services by the auditors is compatible with maintaining the auditors' independence. The Audit Committee is satisfied as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Corporation's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed the audit plans, audit scope and identification of audit risks with the independent auditor.

              The Audit Committee discussed and reviewed with the independent auditors all communications required by the Public Company Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

              Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for 2012 for filing with the SEC.

Audit Committee

Walter J. Aspatore            Randolph C. Paschke            Dennis B. Bittner

Principal Accountant Fees and Services

              The following table summarizes fees for professional services rendered by Plante Moran, PLLC, the Corporation's independent auditors for the years ended December 31, 2012 and 2011:

	2012	2011
Audit fees(1)	$96,000	$89,600
Audit-related fees(2)	22,200	20,775
Tax fees(3)	19,400	20,500
All other fees(4)	75,790	23,440

Total fees	$213,390	$154,315

(1)
Audit fees consist of fees billed for professional services performed by Plante Moran, PLLC, for the audit of the Corporation's annual financial statements and internal control over financial reporting included in the Form 10-K, the review of financial statements included in the Corporation's Form 10-Q filings and services that are normally provided in connection with regulatory filings or engagements.
(2)
Represents fees for review and audit of the Corporation's 401(k) plan.
(3)
Represents fees billed for tax services, including tax reviews and planning.
(4)
All other fees represent fees paid for website development and compliance related services.

              The Audit Committee is required to review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). During 2012, all services provided by Plante Moran, PLLC were pre-approved by the Audit Committee. To the extent required by Nasdaq rules or any other applicable legal or regulatory requirements, approval of non-audit services must be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

 INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

              Certain of the Directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been Directors or officers of corporations, or members of partnerships or limited liability companies, which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such previous transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and (iii) did not involve more than normal risk of collectability or present other unfavorable features. The Corporation's Board of Directors has responsibility for reviewing and approving transactions with related persons. The Corporation, as a general policy, approves transactions to related parties at essentially the same terms and conditions that apply to similar transactions it engages in or approves with non-related parties.

BENEFICIAL OWNERSHIP OF COMMON STOCK

              As of March 30, 2013, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Corporation, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Steinhardt Capital Investors, LLLP New York, NY	1,019,788 Common Shares	18.11%
Wellington Management Company LLP 280 Congress Street Boston, MA 02210	454,686 Common Shares	8.18%
FBO Banc Funds Company, LLC 20 North Wacker Drive, Suite 3300 Chicago, IL 60606	406,800 Common Shares	7.32%
Raymond Garea 31 Claremont Avenue Maplewood, NJ 07040	372,225 Common Shares	6.69%
PRB Advisors, LLC 245 Park Avenue, 24th Floor New York, NY 10167	349,836 Common Shares	6.29%
FSI Group, LLC 441 Vine Street, Suite 507 Cincinnati, OH 45202	340,000 Common Shares	6.12%

              The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the Corporation's Directors, each of the Executive Officers listed in the Summary Compensation Table and by all current Directors and Executive Officers of the Corporation as a

group, as of March 30, 2013. Except as noted, beneficial ownership is direct and the person indicated has sole voting and investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Walter J. Aspatore	18,620	*
Dennis B. Bittner	4,067	*
Joseph D. Garea	78,315	1.39%
Kelly W. George	17,856	*
Ernie R. Krueger	23,956	*
Robert E. Mahaney	9,703	*
Robert H. Orley	25,641	*
Randolph C. Paschke	19,754	*
L. Brooks Patterson	0	*
David R. Steinhardt(1)	1,019,788	18.11%
Paul D. Tobias(2)	207,538	3.69%

All current Directors and Executive Officers as a group (10 persons)	1,425,238	7.27%

*
Less than 1.0%. Percentages are based on shares outstanding on March 30, 2013.
(1)
Includes 97,000 shares owned by a related entity
(2)
Includes 10,256 shares owned by Tobias Capital LLC, which is 35% owned by Mr. Tobias and his wife and 70,502 option shares which are currently vested.

              The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this proxy statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of filings furnished to and written representation regarding Form 5 filing obligations, the Corporation is not aware of any failure by any such person to file required reports on a timely basis.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors

              The financial statements of the Corporation for the year ended December 31, 2012 have been examined by Plante Moran, PLLC, an independent registered public accounting firm. A representative of Plante Moran, PLLC is expected to be at the meeting and will have an opportunity to make a statement and will be available to answer appropriate questions. Plante Moran, PLLC has been appointed by the Audit Committee of the Board of Directors to serve as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2013.

Changes of Accountants

              There was no change of the Corporation's independent public accountants during 2011 or 2012.

 SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Deadline for Shareholder Proposals to be Considered for Inclusion in the Corporation's Proxy Materials

              A proposal submitted by a shareholder for the 2014 annual meeting of shareholders must be sent to the Secretary of the Corporation, 130 South Cedar Street, Manistique, Michigan 49854 and must be received by the Corporation no later than December 27, 2013 to be eligible for inclusion in the Corporation's proxy materials for the 2014 annual meeting of shareholders under Rule 14a-8 under the Exchange Act. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Deadline for Shareholder Proposals and Director Nominations to be Brought Before the 2014 Annual Meeting

              In order to be considered at any meeting, a shareholder proposal submitted outside of Rule 14a-8 under the Exchange Act, other than a nomination of directors, must (i) comply with the requirements in the Corporation's Bylaws and Articles of Incorporation as to form and content, and (ii) be received by the Corporation (a) at least 30 days prior to the originally scheduled date of the meeting, or (b) not later than the close of business on the tenth day following the date on which notice of the scheduled meeting was first mailed to the shareholders, if less than 40 days notice of the meeting is given by the Corporation. Shareholder nominations of directors must comply with the requirements of the Articles of Incorporation and Bylaws summarized above under "Board of Directors Meetings and Committees—Nominating Committee."

OTHER MATTERS

              The Board of Directors is not aware of any matter to be presented for action at the 2013 annual meeting, other than the matters set forth herein. If any other business should properly come before the meeting, the proxy will be voted regarding the matter in accordance with the best judgment of the persons authorized in the proxy, and discretionary authority to do so is included in the proxy.

              The cost of soliciting proxies will be borne by the Corporation. If requested, the Corporation will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone, facsimile or in person, without compensation other than their regular compensation.

              The Annual Report of the Corporation for 2012 is included with this proxy statement. Copies of the report will also be available for all shareholders attending the annual meeting and can be obtained on our website at www.bankmbank.com.

              THE ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION AND THE CORPORATION'S 2012 ANNUAL REPORT IS ALSO AVAILABLE AT WWW.BANKMBANK.COM AND WILL BE PROVIDED FREE TO SHAREHOLDERS UPON WRITTEN REQUEST. TO REQUEST A COPY, WRITE TO SHAREHOLDER RELATIONS DEPARTMENT, MACKINAC FINANCIAL CORPORATION, 130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN 49854.

              Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

 LOCATION OF MACKINAC FINANCIAL CORPORATION 2013
ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 29, 2013, at 11:00 a.m. EDT
The Townsend Hotel
100 Townsend Street
Birmingham, Michigan 48009

              Beneficial owners of common stock held in street name by a broker, bank, trust or other nominee may need proof of ownership to be admitted to the meeting. A brokerage or holding statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

REVOCABLE PROXY

MACKINAC FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Paul D. Tobias and Kelly W. George, or either of them, with power of substitution in each, proxies to vote, as designated hereon, all of the undersigned’s shares of Common Stock of MACKINAC FINANCIAL CORPORATION, at the Annual Meeting of Shareholders to be held at The Townsend Hotel, 100 Townsend Street, Birmingham, MI 48009, on May 29, 2013, at 11:00 a.m., EDT and any and all adjournments thereof:

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

Comments:

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

			With-	For All
		For	hold	Except
1.	Election of three (3) Directors	☐	☐	☐
(except as marked to the contrary below):

Robert E. Mahaney
David R. Steinhardt
Paul D. Tobias

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	A PROPOSAL TO APPROVE IN A NON-BINDING ADVISORY VOTE THE CORPORATION’S COMPENSATION OF EXECUTIVES, AS DISCLOSED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING.	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
3.	ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.	☐	☐	☐	☐

		For	Against	Abstain
4.	TO RATIFY THE APPOINTMENT OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2013.	☐	☐	☐

5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote “FOR” the nominees listed above and “FOR” proposal 2 and AND FOR “1 Year” frequency on proposal 3.

Properly executed proxies will be voted as marked and, if not marked, will be voted “FOR” all proposals.

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly returning your completed proxy in the enclosed postage-paid envelope which is addressed to our tabulation service at:

Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016-3572

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please date, sign exactly as your name appears hereon, and mail promptly in the enclosed envelope which requires no postage if mailed in the United States. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If shares are held jointly both owners must sign.

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130 South Cedar Street Manistique, Michigan 49854 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 29, 2013
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 29, 2013: The Proxy Statement, Form 10-K for the year ended December 31, 2012 and the 2012 Annual Report to Shareholders are available at www.bankmbank.com.
130 South Cedar Street Manistique, Michigan 49854 April 30, 2013 PROXY STATEMENT
  Quorum, Required Vote, and Related Matters
PROPOSAL 1: ELECTION OF DIRECTORS
  Information about Directors and Nominees
    Director Information
PROPOSAL NO. 2: NON-BINDING, ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 3: ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
BOARD OF DIRECTORS MEETINGS AND COMMITTEES
    Audit Committee
    Nominating Committee
    Compensation Committee
    Attendance of Directors; Family Relationships
    Communication with Directors; Attendance at Annual Meetings; Code of Ethics
    Board Leadership Structure
    Board's Role in Risk Oversight
Compensation of Directors and Executive Officers
    TARP/CPP Exit
    Compensation Consultant Disclosure
    Compensation Program Details
    Executive Compensation
Summary Compensation Table
Narrative Disclosure to Summary Compensation Table
    Employment Agreements
    Equity Awards Granted to our Named Executive Officers
2012 Outstanding Equity Awards at Fiscal Year-End Table
    Retirement Plan
    Severance and Change in Control Benefits
    Director Compensation
2012 Director Compensation Table
    2012 Non-Employee Director Annual Cash Retainer and Meeting Fees
AUDIT COMMITTEE REPORT
Audit Committee
  Principal Accountant Fees and Services
INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT
BENEFICIAL OWNERSHIP OF COMMON STOCK
  Section 16(a) Beneficial Ownership Reporting Compliance
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
  Independent Auditors
  Changes of Accountants
SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING
    Deadline for Shareholder Proposals to be Considered for Inclusion in the Corporation's Proxy Materials
    Deadline for Shareholder Proposals and Director Nominations to be Brought Before the 2014 Annual Meeting
OTHER MATTERS
LOCATION OF MACKINAC FINANCIAL CORPORATION 2013 ANNUAL MEETING OF SHAREHOLDERS